FIRST VARIABLE LIFE INSURANCE COMPANY

                         Supplement dated June 30, 2001

                                       to

                         Prospectuses dated May 1, 2001


The  following   information   supplements  the  information  contained  in  the
prospectuses:

On June 22, 2001, Protective Life Insurance Company, a subsidiary of Protective Life Corporation of Birmingham, Alabama, announced that it had agreed to acquire the stock of First Variable Life Insurance Company from Ilona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin. This transaction, which is subject to regulatory approvals and certain customary closing conditions, is expected to close in October of 2001.

The acquisition of First Variable Life Insurance Company will not affect your policy benefits or any other terms or conditions under your policy.



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